PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /x/
Filed by a party other than the registrant /_/


Check the appropriate box:
/_/     Preliminary proxy statement
/x/     Definitive proxy statement
/_/     Definitive additional materials
/_/     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         FIRST SOUTHERN BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                         FIRST SOUTHERN BANCSHARES, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/x/    No fee required.
/_/    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:
            N/A
--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:
            N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            N/A
--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
            N/A
--------------------------------------------------------------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
            N/A
--------------------------------------------------------------------------------
(2)    Form, schedule or registration statement no.:
            N/A
--------------------------------------------------------------------------------
(3)    Filing party:
            N/A
--------------------------------------------------------------------------------
(4)    Date filed:
            N/A
--------------------------------------------------------------------------------

                        FIRST SOUTHERN BANCSHARES, INC.









                                 March 17, 1999






Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of First Southern Bancshares, Inc. ("Company"), the holding company for First Southern Bank ("Bank"). The meeting will be held at the main office of the Bank, located at 102 South Court Street, Florence, Alabama, on Wednesday, April 21, 1999, at 10:00 a.m., Central Time.

      The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Marmann, McCrary & Associates, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ENSURE THAT YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

      We look forward to seeing you at the meeting.

                                     Sincerely,

                                     /s/ Charles L. Frederick, Jr.

                                     Charles L. Frederick, Jr.
                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         FIRST SOUTHERN BANCSHARES, INC.
                             102 SOUTH COURT STREET
                             FLORENCE, ALABAMA 35630
                                 (256) 764-7131

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 1999
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of First Southern Bancshares, Inc. ("Company") will be held at the main office of First Southern Bank, located at 102 South Court Street, Florence, Alabama, on Wednesday, April 21, 1999, at 10:00 a.m., Central Time, for the following purposes:

      1.    To elect four directors each to serve for a term of three years;

      2. To ratify the appointment of Marmann, McCrary & Associates, P.C. as independent auditors for the Company for the fiscal year ending December 31, 1999; and

      3. To act upon such other matters as may properly come before the meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date(s) to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on March 6, 1999 are entitled to notice of and to vote at the meeting and any adjournments or postponements of the meeting.

      You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ M. Kaye Townsend

                                    M. KAYE TOWNSEND
                                    SECRETARY


Florence, Alabama
March 17, 1999


--------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED
IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                         FIRST SOUTHERN BANCSHARES, INC.
                             102 SOUTH COURT STREET
                             FLORENCE, ALABAMA 35630


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 21, 1999
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Southern Bancshares, Inc. ("Company"), the holding company for First Southern Bank ("Bank"), to be used at the Annual Meeting of Stockholders ("Meeting") of the Company. The Meeting will be held at the main office of the Bank, located at 102 South Court Street, Florence, Alabama, on Wednesday, April 21, 1999 at 10:00 a.m., Central Time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about March 17, 1999.

--------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURE
--------------------------------------------------------------------------------

      STOCKHOLDERS ENTITLED TO VOTE AT MEETING. Stockholders of record at the close of business on March 6, 1999 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of that date, the Company had 1,668,707 shares of Common Stock issued and outstanding.

      QUORUM. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum. Broker non- votes also will be considered shares present and will be included in determining whether a quorum is present.

      VOTING. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented by it will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. If a stockholder of record attends the Meeting, he or she may vote by ballot. The Board of Directors recommends a vote:

      o     FOR the election of the nominees for director; and

      o     FOR ratification of the appointment of Marmann, McCrary &
            Associates, P.C.

      The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of directors. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. With respect to the other proposal to be voted upon, stockholders may vote for or against the proposal or may abstain from voting, and it will be decided upon by the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. On such matter, abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

      REVOCATION OF A PROXY. Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

      PARTICIPANTS IN THE BANK'S ESOP OR 401(K) PLAN. If you are a participant in the First Southern Bank Employee Stock Ownership Plan ("ESOP") or if you hold shares through the Bank's 401(k) Plan, the proxy card represents a voting instruction to the trustees as to the number of shares in your plan account. Each participant in the ESOP and 401(k) Plan may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

--------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

      Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended. Based on such reports, the following table sets forth, as of March 6, 1999, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons who beneficially owned more than 5% of the outstanding shares of Common Stock as of March 6, 1999 other than those named in the following table.

      The table also sets forth, as of March 6, 1999, certain information as to shares of Common Stock beneficially owned by the Company's directors and "named executive officers" and all directors and executive officers as a group.

                                      Number of Shares         Percent of Shares
Name                                Beneficially Owned(1)         Outstanding
----                                ---------------------         -----------
BENEFICIAL OWNERS OF MORE THAN 5%

First Southern Bank
Employee Stock Ownership Plan               150,822                   8.00%

Gary A. Gamble (2)                          100,190                   6.00

DIRECTORS AND NAMED EXECUTIVE OFFICERS(3)

William E. Batson                            16,775                   1.01
James E. Bishop                              48,208                   2.89
Milka S. Duke                                13,075                      *
J. Acker Rogers                              27,460                   1.65
Kenneth A. Williams                          12,575                      *
S. Greg Beadle                                1,935                      *
Steve McKinney                                2,000                      *
Charles L. Frederick, Jr. (2)                39,365                   2.36
Thomas N. Ward (2)                           41,372                   2.48

All Executive Officers and
Directors as a Group (10 persons)           302,955                  18.16

-----------------
*     Less than 1% of shares outstanding.
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to the Common Stock, or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days of March 6, 1999. Also includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2)   Messrs. Gamble, Frederick and Ward are also directors of the Company.
(3) Securities and Exchange Commission regulations define the term "named executive officers" to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Frederick and Ward were the Company's only "named executive officers" for the fiscal year ended December 31, 1998.


--------------------------------------------------------------------------------
                       PROPOSAL 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Company's Board of Directors consists of ten members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year. Four directors will be elected at the Meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees for election this year are Thomas N. Ward, Kenneth A. Williams, Steve McKinney and S. Greg Beadle, all of whom are current members of the Board of Directors of the Company and of the Bank.

      It is intended that the proxies solicited by the Company's Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend, or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THOMAS N. WARD, KENNETH A. WILLIAMS, STEVE MCKINNEY AND S. GREG BEADLE.

      The following table sets forth certain information regarding the nominees for election at the Meeting, as well as information regarding those directors continuing in office after the Meeting.

                                                                          Year First
                                                                          Elected or        Year
                                        Principal Occupation              Appointed         Term
Name                     Age(1)         During Last Five Years            Director(2)       Expires
----                     ------         ----------------------            -----------       -------

                                           BOARD NOMINEES
Thomas N. Ward             43           Executive Vice President and          1988          2002(4)
                                        Chief Operating Officer of
                                        the Corporation and the Bank.

Kenneth A. William         74           Retired partner of Williams &         1967          2002(4)
                                        Son Oil Co., Florence, Alabama
                                        (oil distribution company).

Steve McKinney             43           President of Southern Fastening       1998          2002(4)
                                        Systems, Inc., Muscle Shoals,
                                        Alabama (fastener distribution
                                        company).

S. Greg Beadle             48           President of SBS Electric Supply,     1998          2002(4)
                                        Florence, Alabama
                                        (electric supply company).

                                              3

                                                                          Year First
                                                                          Elected or        Year
                                        Principal Occupation              Appointed         Term
Name                     Age(1)         During Last Five Years            Director(2)       Expires
----                     ------         ----------------------            -----------       -------

                                   DIRECTORS CONTINUING IN OFFICE

James E. Bishop            50           Owner and President of Jim            1991          2000
                                        Bishop Chevrolet GEO Buick
                                        Oldsmobile, Inc., Tuscumbia,
                                        Alabama (automobile and truck
                                        dealership).

Milka S. Duke              72           Retired; former Senior Vice           1987          2000
                                        President, Vice President and
                                        Corporate Secretary of the Bank.

J. Acker Rogers            52           Owner and President of Rogers,        1991          2000
                                        Carlton & Associates, Inc.,
                                        Florence, Alabama (general
                                        insurance agency).

William E. Batson          75           Self employed public                  1977          2001
                                        accountant, Florence, Alabama.

Charles L. Frederick, Jr.  60           President and Chief Executive         1988          2001
                                        Officer of the Corporation and
                                        the Bank.

Gary A. Gamble             46           President of Plantation Springs,      1992          2001
                                        Inc., Florence, Alabama (land
                                        development); Partner in Oak Place,
                                        LLC, Florence, Alabama (land
                                        development); Partner in Southern
                                        Shell, LLC, Florence, Alabama;
                                        (exporter); and Consultant for ATC,
                                        Inc., Florence, Alabama
                                        (automotive parts supply company).

------------------
(1)   As of December 31, 1998.
(2)   Includes  prior service on the Board of Directors of the Bank.
(3)   Chairman of the Board of Directors.
(4)   Assuming the individual is re-elected.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended December 31, 1998, the Board of Directors of the Company held six meetings, and the Board of Directors of the Bank held 12 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

      The Board of Directors of the Bank has established an Audit Committee, Investment Committee and Personnel Committee, and the Board of Directors of the Corporation has established a Nominating Committee, among others.

      The Audit Committee consists of Messrs. Williams (Chairman), Bishop and Gamble. It meets as-needed, but no fewer than at least once every six months, and is responsible for reviewing and evaluating the internal controls and accounting procedures and for recommending the annual appointment of the outside auditor. The committee also meets with the outside auditor to review the results of the annual audit and any related matters. The Audit Committee met four times during the fiscal year ended December 31, 1998.

      The Investment Committee consists of Messrs. Rogers (Chairman), Gamble and Williams. It meets quarterly, and is responsible for monitoring that the Bank's investment policies are implemented correctly and effectively. In addition, the Investment Committee is responsible for reviewing certain loan applications and requests for loan purchases and participations and other investment matters. The Investment Committee meets as-needed, but no fewer than at least once every six months. The Investment Committee met four times during the fiscal year ended December 31, 1998.

      The Personnel Committee consists of Ms. Duke (Chairman), Messrs. Bishop and Rogers. It meets as-needed, but no fewer than at least once every six months, and is responsible for reviewing and recommending annual salary levels for executive officers, including the Chief Executive Officer, to the Board of Directors and for reviewing and establishing the personnel policies and procedures. The Personnel Committee met seven times during the fiscal year ended December 31, 1998.

      The full Board of Directors of the Company acts as the Nominating Committee for selecting management's nominees for election as directors each year. The Board of Directors met once in its capacity as the Nominating Committee during the year ended December 31, 1998.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

      Directors of the Company receive a quarterly retainer of $550. Directors of the Bank, who also serve as directors of the Company, receive a fee of $750 per month with the exception of the Chairman of the Board who receives a fee of $850 per month. Non-officer directors receive an additional $100 for committee meetings. Total fees paid to directors of the Company and the Bank during the fiscal year ended December 31, 1998 were $88,100.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

      SUMMARY COMPENSATION TABLE. The following information is furnished for Messrs. Frederick and Ward.


                                                        LONG-TERM COMPENSATION
                                ANNUAL COMPENSATION(1)          AWARDS
                            --------------------------  ----------------------
                                                        RESTRICTED   NUMBER
NAME AND                                                  STOCK        OF         ALL OTHER
POSITION                    YEAR   SALARY(2)  BONUS      AWARDS(3)   OPTIONS   COMPENSATION(4)
--------                    ----   --------   -----      ---------   -------   ---------------
Charles L. Frederick, Jr.   1998   $139,603   $5,000    $     --        --         $50,017
President and Chief         1997    136,939       --          --        --          63,648
Executive Officer           1996    134,095   25,470     206,561    20,499          52,977

Thomas N. Ward              1998   $119,754   $5,000    $     --        --          12,963
Executive Vice              1997    115,758       --          --        --          6,8744
President and Chief         1996    114,397   22,950     180,810    20,499           8,744
Operating Officer

------------------------
(1)The Bank pays all compensation. Excludes certain additional benefits received by each individual, the aggregate amounts of which do not exceed 10% of the particular individual's total annual salary and bonus.
(2)Salaries for Messrs. Frederick and Ward each include $11,200 in directors' fees.
(3)For 1996, represents the value of restricted stock awards at April 17, 1996, the date of grant, pursuant to the Management Recognition Plan. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock. At December 31, 1998, the value of the unvested awards for Messrs. Frederick and Ward was $110,658 (7,869 shares at $14.0625 per share) and $96,863 (6,888 shares at $14.0625 per share), respectively.
(4)Consists of employer contributions to 401(k) plan.

      OPTION GRANTS. No options were granted to Messrs. Frederick and Ward during the fiscal year ended December 31, 1998.

      OPTION EXERCISE/VALUE TABLE. The following information is provided for Messrs. Frederick and Ward for the fiscal year ended December 31, 1998.

                                                                                      VALUE OF UNEXERCISED
                                                    NUMBER OF SECURITIES              IN-THE-MONEY OPTIONS
                    SHARES         DOLLAR       UNDERLYING UNEXERCISED OPTIONS        AT FISCAL YEAR END
                    ACQUIRED ON    VALUE        ------------------------------    ---------------------------
NAME                EXERCISE       REALIZED     EXERCISABLE      UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                --------       -------      -----------      -------------    -----------   -------------
Charles L.            1,250         $5,475           --              19,249            --        $226,175
 Frederick, Jr.

Thomas N. Ward           --             --           --              20,499            --         308,100


       EMPLOYMENT AGREEMENTS. The Company and Bank (collectively, "Employers") have entered into three-year employment agreements with Messrs. Frederick and Ward providing for current salary levels of $125,500 and $105,500, respectively, which amounts will be paid by the Bank and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. The salary of each executive officer may not be decreased during the term of the employment agreement without the prior written consent of the officer. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended by action of the Board of Directors for an additional year unless a notice of termination of the agreement is given by the executive officer. The Employers may terminate the agreements for just cause at any time or in certain events specified by federal regulations.

       The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment within 12 months of a change in control where the executive officers are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as, among other things, any time during the period of employment when a change of control is deemed to have occurred when (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

       The severance payments from the Employers will equal 2.99 times Messrs. Frederick's and Ward's average annual compensation during the preceding five years. Such amount will be paid in a lump sum within ten business days following the termination of employment. Had a change in control of the Employers occurred during the year ended December 31, 1998, they would have been entitled to a severance payment of approximately $376,500 and $316,500, respectively. The Internal Revenue Code of 1986, as amended, provides that certain severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

       The agreement restricts Messrs. Frederick's and Ward's right to compete against the Employers for a period of one year from the date of termination of the agreement if Messrs. Frederick and Ward voluntarily terminate their employment, except in the event of a change in control.


--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on the Company's review of the copies of the forms it has received and written representations received from the above referenced persons, the Company believes that, during the fiscal year ended December 31, 1998, Messrs. McKinney, Rogers and Batson did not promptly report certain transactions in the Company's common stock on Form 4s. Mr. McKinney's late filling involved the purchase of 1,000 shares. Mr. Rogers late filing involved the sale of 615 shares. Mr. Batson's late filing involved the gift of 100 shares.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

      Director J. Acker Rogers is part owner of the insurance firm of Rogers, Carlton & Associates, Inc., from which the Bank has purchased insurance for the past several years. Rogers, Carlton & Associates, Inc. received approximately $37,000 from the Bank during the fiscal year ended December 31, 1998.

      As required by applicable law and regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. At December 31, 1998, loans to executive officers and directors and their related interests totaled approximately $2.3 million.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.


--------------------------------------------------------------------------------
         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

      The Company's independent auditors for the fiscal year ended December 31, 1998 were Marmann, McCrary & Associates, P.C. The Company's Board of Directors has reappointed Marmann, McCrary & Associates, P.C. to continue as the independent auditors for the Bank and the Company for the fiscal year ending
December 31, 1999, subject to ratification of such appointment by the shareholders.

      Representatives of Marmann, McCrary & Associates, P.C. will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MARMANN, MCCRARY & ASSOCIATES, P.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The Company will pay the cost of solicitation of proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in mailing proxy solicitation materials to beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

      The Company's 1998 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record as of March 6, 1999. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated in this proxy statement by reference.

      A copy of the Company's Form 10-K for the fiscal year ended December 31, 1998, as filed with the SEC, will be furnished without charge to stockholders of record as of March 6, 1999 upon written request to M. Kaye Townsend, Corporate Secretary, First Southern Bancshares, Inc., 102 South Court Street, Florence, Alabama 35630.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      Proposals of stockholders intended to be presented at the Company's annual meeting next year, tentatively scheduled for April 19, 2000, must be received by the Company no later than November 19, 1999 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Securities Exchange Act of 1934, as amended.

      The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Certificate of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ M. Kaye Townsend

                                    M. Kaye Townsend
                                    SECRETARY


Florence, Alabama
March 17, 1999

                                 REVOCABLE PROXY
                         FIRST SOUTHERN BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 1999

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of First Southern Bancshares, Inc., consisting of William E. Batson and Charles L. Frederick, Jr., with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of First Southern Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of First Southern Bank, 102 South Court Street, Florence, Alabama, on, Wednesday, April 21, 1999, at 10:00 a.m., Central Time, and at any and all adjournments thereof, as indicated to the right:

Please be sure to sign and date         Date:_________________
this Proxy in the box below.

______________________________________________________________
Stockholder sign above         Co-holder (if any) sign above


                                                                         FOR ALL
                                                  FOR         WITH-HOLD  EXCEPT
                                                  ---         ---------  -------
1.    The election as directors of all nominees
      listed below (except as marked to the
      contrary below).                            [ ]           [ ]       [ ]

      Thomas N. Ward
      Kenneth A. Williams
      Steve McKinney
      S. Greg Beadle

      INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE
      FOR ANY INDIVIDUAL NOMINEE, MARK "EXCEPT" AND WRITE
      THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


--------------------------------------------------------------------------------


                                                    FOR      AGAINST    ABSTAIN
                                                    ---      -------    -------

2.    The  ratification  of the  appointment  of    [ ]        [ ]       [ ]
      Marmann, McCrary & Associates, P.C. as independent auditors for the fiscal year ending December 31, 1999.

3. Such other matters that may properly come before the Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.


THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                         FIRST SOUTHERN BANCSHARES, INC.


       Should the above signed be present and elect to vote at the Annual Meeting of Stockholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The above signed acknowledges receipt from the Corporation, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a proxy statement for the Annual Meeting of Stockholders, and the 1998 Annual Report to Stockholders.

       Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required but each holder should sign, if possible.



PLEASE ACT PROMPTLY.  SIGN, DATE & MAIL YOUR PROXY CARD TODAY